UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 19, 2013

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number
001-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-52378	NEVADA POWER COMPANY d/b/a NV ENERGY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-00508	SIERRA PACIFIC POWER COMPANY d/b/a NV ENERGY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511) (775) 834-4011

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 19, 2013, NV Energy, Inc. (the “Company”) issued a press release. The text of the release is furnished herewith as Exhibit 99.1.

The information contained in, or incorporated into, Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s Annual Meeting of stockholders, which was filed with the Securities and Exchange Commission (“SEC”) on March 27, 2013. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed transaction, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.

Additional Information

In connection with the proposed transaction, the Company will file a proxy statement with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE COMPANY. The final proxy statement will be mailed to the Company’s stockholders. Investors will also be able to obtain the proxy statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to the Corporate Secretary, NV Energy, Inc., 6226 West Sahara Avenue, Las Vegas, NV 89146.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report and exhibits furnished herewith may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future performance of the “Company. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The Company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including the risk that the transaction will not be consummated due to a failure to satisfy the closing conditions to the transaction, including the approval of the transaction by the Company’s stockholders and the receipt of certain regulatory approvals; the risk that an event, effect or change occurs that gives rise to a termination of the definitive agreement entered into with MidAmerican Energy Holdings Company (“MidAmerican”); the risk that the Company or MidAmerican will be unable to perform certain obligations under the transaction agreements; the risk relating to unanticipated difficulties and/or expenditures relating to the transaction; the risk of an adverse judgment or other negative outcome from any of the legal proceedings that were, or may be, filed against the Company and others regarding the proposed transaction; and the risk that the proposed transaction disrupts current plans and operations and creates potential difficulties in employee retention. There are other factors outside the control of the Company that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including the risks related to future economic conditions, changes in the rate of industrial, commercial and residential growth in their service territories; the risks related to the Company’s ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, the effect of future or existing Nevada or federal laws or regulations affecting the electric industry, changes in environmental laws and regulations, construction risks, including but not limited to those associated with the ON Line project; the risks related to the Company’s ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, unseasonable weather, drought, wildfire and other natural phenomena, explosions, fires, accidents, vandalism, or mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system; the risks related to the Company’s ability to purchase sufficient fuel, natural gas and power to meet its power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy; financial market conditions; the direct or indirect effects on the Company’s business resulting from terrorist incidents and the threat of terrorist incidents; cyber security risks, including the risk that actual or anticipated cyber attacks may cause the Company to incur increased costs; and unfavorable rulings, penalties or findings in the Company’s rate or other state and federal regulatory proceedings, investigations or cases. Further risks, uncertainties and assumptions that may cause actual results to differ from current expectations pertain to weather conditions, customer and sales growth, plant outages, operations and maintenance expense, depreciation and allowance for funds used during construction, interest rates and expense, cash flow and regulatory matters. Unless the context suggests otherwise, references herein to the “Company” includes the consolidated subsidiaries of the Company, including Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy.

Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in its Annual Report on Form 10-K for the year ended December 31, 2012, and quarterly reports on Form 10-Q for the periods ended March

31, 2013 and June 30, 2013, filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Item No.	Exhibit

99.1	Press Release of NV Energy, Inc., dated August 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: August 19, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)

Date: August 19, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)

Date: August 19, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

EXHIBIT INDEX

Item No.	Exhibit

99.1	Press Release of NV Energy, Inc., dated August 19, 2013.